Emerging Markets Growth Fund, Inc.SM Prospectus Supplement July 1, 2019 (for prospectus dated September 1, 2018, as supplemented to date)

The second paragraph under the heading “Fund expenses” in the “Distribution and taxes” section of the prospectus is amended to read as follows:

For all share classes except Class M, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class F-3 and Class R-6 shares (which could be increased as noted above) for its provision of administrative services.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-339-0719O CGD/10039-S74865

Emerging Markets Growth Funds, Inc.SM Statement of Additional Information Supplement July 1, 2019 (for statement of additional information dated September 1, 2018 as supplemented to date)

The third paragraph under the heading “Administrative services” in the “Management of the series” section of the statement of additional information is amended to read as follows:

The Administrative Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of ..05% for the fund’s Class F-3 and R-6 shares. The investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class F-3 and R-6 shares (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

Keep this supplement with your statement of information.

Lit. No. MFGEBS-335-0719O CGD/10149-S74807